Exhibit 99.1

Behringer Harvard REIT I, Inc. Quarterly Update – Second Quarter 2010

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.   Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to:  market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located;  the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business;  the availability of cash flow from operating activities for distributions and capital expenditures;  a decrease in the level of participation under our distribution reinvestment plan;  our level of debt and the terms and limitations imposed on us by our debt agreements;  the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt;   the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage;   future increases in interest rates;  our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise;  impairment charges;  our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates;  conflicts of interest arising out of our relationships with our advisor and its affiliates;  changes in the level of financial assistance or support provided by our sponsor or its affiliates;  unfavorable changes in laws or regulations impacting our business or our assets;  and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2010, as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

The Economy: August 2010 When will the recovery recover?  GDP:  4Q ’09:  +5%; 1Q ’10:  +3.7%; 2Q ’10: +2.4%; 2010 Forecasted: +2.4%  Unemployment rate: 9.5%; 8.4M jobs lost since Dec ‘07 BUT +/-1M jobs – Jan-July ‘10 (private sector) Home prices back at summer 2003 levels (Case-Shiller)  -30% from 2006 peak The Consumer and Commercial Real Estate July consumer confidence: 50.4 – down from June 54.3 and May 62.7 DELEVERAGING Government Help $800 Billion stimulus plan TARP and TALF and PPIP Fed Funds: 0 – 0.25% Inflation ahead? Deflation ahead? Sources: Property & Portfolio Research, Inc., Bureau of Economic Analysis, Bureau of Labor Statistics

Post-Recession Private Sector Employment Growth

Leading Indicators Signaling Employment Recovery Source: Bureau of Labor Statistics, CoStar Group

Employment Growth Sources: Bureau of Labor Statistics; Moody’s Economy.com, and CoStar Group

Office Employment Growth Source: CoStar Group

Net Office Space Deliveries Source: CoStar Group

U.S. Office Occupancy & Rent Growth Source: CoStar Group

Healthy Properties Recovering While Troubled Properties Still Floundering Source: Real Capital Analytics

Portfolio Characteristics As of June 30, 2010  71 operating office properties One non-operating office property 25.2 million square feet 33 markets 222 S. Riverside, Chicago, IL Bank of America Plaza Charlotte, NC Three Eldridge Place, Houston, TX

10 Largest Markets–by Percent of NOI As of June 30, 2010 Percent of NOI 3.0% 3.6% 4.2% 3.0% 4.6% 4.8% 4.9% 10.2% 12.6% 22.3% 0% 5% 10% 15% 20% 25% Chicago Houston Philadelphia Charlotte Dallas/Ft. Worth Washington D.C. Atlanta Austin Baltimore Minneapolis/St. Paul

Second Quarter 2010 – Leasing Activity 1,013,000 square feet of executed leases 981,000 square feet of leases expired Positive net absorption of 32,000 square feet Average new net rent 10% lower than expiring rent 70% percent renewal rate Portfolio occupancy remained flat at 86%

Major Market Occupancy As of June 30, 2010 NOI% Market Occupancy BH BH Outperformance National Average 82% 86% 4% Chicago CBD 22.3% 85% 88% 3% Houston Metro 12.6% 84% 85% 1% Philadelphia CBD 10.2% 86% 91% 5% Charlotte CBD 4.9% 90% 88% (2%) Dallas/Ft. Worth Metro 4.8% 79% 89% 10% Washington D.C. CBD 4.6% 89% 92% 3% Atlanta Suburbs 4.2% 79% 76% (3%) Austin Suburbs 3.6% 82% 93% 11% Baltimore CBD 3.0% 81% 87% 6% Minneapolis/St. Paul Metro 3.0% 82% 74% (8%) TOTAL 73.2%

Leasing Cost Analysis Renewals 682,000 square feet $7.9 million, or $11.64 per square foot, in tenant improvement and commission costs 5.4 year average term Expansions 29,000 square feet $783,000, or $27.00 per square foot, in tenant improvement and commission costs 5.3 year average term New leases 302,000 square feet $18.2 million, or $60.14 per square foot, in tenant improvement and commission costs 10.8 year average term

Funds from Operations and Modified Funds from Operations FFO for the second quarter 2010, which included a $52.0 million asset impairment charge, was negative $27.6 million, or negative $0.09 per share MFFO for the second quarter 2010, which excluded the asset impairment charge, was $0.08 per share, a penny ahead of expectations MFFO for first quarter 2010, excluding the $15.9 million of gain on the extinguishment of debt related to 1650 Arch and Key Bank Center, was $0.07 per share

Same store cash NOI for the second quarter 2010 increased $1.2 million, or 1.8%, from the second quarter 2009 Property revenues were down by $5.8 million primarily due to a decline in portfolio occupancy, lower tenant reimbursements and reduced rental rates The decline in revenue was more than offset by a reduction in property expenses of $7.0 million The decrease in property expenses was primarily driven by lower bad debt expense and real estate tax expenses in our portfolio Same Store Results – 2nd Quarter 2010 vs. 2nd Quarter 2009

Same store cash NOI for the second quarter 2010 increased $3.5 million, or 5.5%, from the first quarter 2010 Property revenues increased slightly by $198,000, or 0.2% Property expenses decreased by $3.3 million, or 4.8%, primarily as a result of lower real estate taxes, property operating expenses and bad debt expense Same Store Results – 2nd Quarter vs. 1st Quarter 2010

Same Store Results – 6 Months 2010 vs. 6 Months 2009 Same store cash NOI for the six months ended June 30, 2010 decreased $5.0 million, or 3.6%, when compared to the six months ended June 30, 2009 Property revenues were down by $14.6 million primarily due to a decline in portfolio occupancy, lower tenant reimbursements and reduced rental rates The decline in revenue was partially offset by a reduction in property expenses of $9.6 million The decrease in property expenses was primarily driven by lower property operating expenses, bad debt expense and real estate tax expenses in our portfolio

Capital Conservation and Uses Cash conservation distribution reduction to 1% redemption program budget re-bid vendor contracts real estate tax protests structure leases to conserve capital asset management fee waiver sell select non-strategic assets Address debt maturities Build occupancy to pre-recession levels 1650 Arch Street, Philadelphia, PA

Continued improvement in the availability and cost of debt CMBS market expansion during the first six months of 2010 Life companies and regional banks have increased their lending programs Better pricing and an expansion of the property profile that is refinanciable in today’s market Some positive movement in cap rates, particularly for high quality properties Capital Markets

2011 Debt Maturities by Month $26.4 $6.6 $188.6 $225.0 $150.0* $95.5 *Credit Facility

Debt Maturities $59 $542 $0 $49 $72 $788 $1,105 $134 $150* $0 $200 $400 $600 $800 $1,000 $1,200 2010 2011* 2012 2013 2014 2015 2016 2017 $692 (in millions) As of June 30, 2010 *Assumes one-year extension of our credit facility

Leasing Trends

Lease expiration schedule is light for next four quarters Q3 ’10 – 785,000 square feet (3.1%) Q4 ’10 – 563,000 square feet (2.3%) Q1 ’11 – 596,000 square feet (2.4%) Q2 ’11 – 725,000 square feet (2.9%) Total – 2,669,000 square feet (10.7%) Near-term Lease Expirations

Long-term Lease Expirations Percentage of Total Square Feet 0% 2% 4% 6% 8% 10% 12% 5.4% 2010 10.6% 2011 8.9% 2012 9.2% 2013 9.5% 2014 As of June 30, 2010 (July-Dec)

Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Resurgens Plaza
Atlanta, GA
Ashford Perimeter
Atlanta, GA
500 East Pratt Street
Baltimore, MD
St. Louis Place
St. Louis, MO
One Oxmoor Place
Louisville, KY
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
Westway One
Houston, TX
Bank of America Plaza
Charlotte, NC
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

29

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com